SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 11, 2003

OMNIVISION TECHNOLOGIES, INC.

(Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-29939	77-0401990
(Commission File Number)	(I.R.S. Employer Identification No.)

1341 Orleans Drive, Sunnyvale, California	94089-1136
(Address of Principal Executive Offices)	(Zip Code)

(408) 542-3000

(Registrant’s Telephone Number, Including Area Code)

930 Thompson Place, Sunnyvale, California 94089

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

On June 11, 2003, the Board of Directors of OmniVision Technologies, Inc. (the “Company”) issued a press release announcing the Company’s intention of conducting a public offering of its Common Stock pursuant to a firm commitment public offering. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The Common Stock proposed to be offered has not been registered under the Securities Act of 1933, as amended, and applicable state securities laws, and unless so registered, may not be offered or sold in the United States, except pursuant to an applicable exemption from the registration requirements of the Securities Act of 1933, as amended, and applicable state securities laws.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit	Description

99.1	Press Release of OmniVision Technologies, Inc. dated June 11, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 11, 2003

OMNIVISION TECHNOLOGIES, INC

By:	/s/ SHAW HONG

Shaw Hong
President and Chief Executive Officer

By:	/s/ H. GENE MCCOWN

H. Gene McCown
Vice President of Finance and Chief Financial Officer

OMNIVISION TECHNOLOGIES, INC.

FORM 8-K

INDEX TO EXHIBITS

Exhibit	Description

99.1	Press Release of OmniVision Technologies, Inc. dated June 11, 2003.